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                                                                    Exhibit 24.1

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gene W. Schneider and Bernard G. Dvorak, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-1 in connection with the offering of certain debt securities ("Securities") by UIH Australia/Pacific, Inc., a Colorado corporation (the "Company"), and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Securities with Blue Sky authorities and with the National Association of Securities Dealers, Inc.; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


Date: November 12, 1996                /s/ Gene W. Schneider
                                       ----------------------------------------
                                       Gene W. Schneider


Date: November 12, 1996                /s/ Michael T. Fries
                                       ----------------------------------------
                                       Michael T. Fries


Date: November 11, 1996                /s/ Bernard G. Dvorak
                                       ----------------------------------------
                                       Bernard G. Dvorak


Date: November __, 1996
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                                       Mark L. Schneider


Date: November 11, 1996                /s/ Valerie L. Cover
                                       ----------------------------------------
                                       Valerie L. Cover